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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 6, 2000

                         True North Communications Inc.
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             (exact name of registrant as specified in its charter)

Delaware                               1-5029                    36-1088162
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)


101 East Erie Street, Chicago, Illinois                              60611-2897
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:              (312) 425-6500
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                               (Not Applicable)
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           Former name or former address, if changed since last report

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Item 5. Other Events

     On September 6, 2000, the registrant issued a release in the form attached to this Report as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits:

99.1  Press Release dated September 6, 2000.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRUE NORTH COMMUNICATIONS INC.

                                          By      /s/ Kevin J. Smith
                                             -------------------------------
                                                      Kevin J. Smith
                                                Chief Financial Officer

Dated: September 6, 2000




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                                EXHIBIT INDEX

Exhibit No.       Description
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
99.1              Press Release dated September 6, 2000